SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2004

DIAMETRICS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21982	41-1663185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Centre Pointe Drive, Suite 150, St. Paul, Minnesota 55113

(Address of principal executive offices)

Registrant’s telephone number, including area code: (651) 639-8035

Not Applicable

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountants.

On June 9, 2004, KPMG LLP provided written notice to the Company that they declined to stand for reappointment and have resigned as auditors and principal accountants for the year ended December 31, 2004. They informed the Company that the client-auditor relationship will cease upon completion of the review by KPMG LLP of the Company’s consolidated financial statements as of and for the three and six-month periods ended June 30, 2004.

The audit reports of KPMG LLP on the consolidated financial statements of Diametrics Medical, Inc. as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating:

“The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has recurring losses and negative cash flows that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

Other than such qualification as to uncertainty as a going concern, the aforementioned audit reports of KPMG LLP did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

In connection with the audits of the consolidated financial statements of the Company for the two years ended December 31, 2003, and the subsequent interim period through June 9, 2004, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The Company has conducted initial interviews with potential successors to KPMG LLP and expects to appoint new principal accountants during the third quarter.

A letter from KPMG LLP is attached as Exhibit 16 to this Form 8-K.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
16	Form of letter from KPMG to the Securities and Exchange Commission confirming that the client-auditor relationship between Diametrics Medical, Inc. and KPMG LLP will cease upon completion of KPMG’s review of Diametrics Medical, Inc.’s consolidated financial statements as of and for the three and six months periods ended June 30, 2004.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2004

DIAMETRICS MEDICAL, INC.

By:	/s/ W. Glen Winchell
W. Glen Winchell
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
16	Form of letter from KPMG to the Securities and Exchange Commission confirming that the client-auditor relationship between Diametrics Medical, Inc. and KPMG LLP will cease upon completion of KPMG’s review of Diametrics Medical, Inc.’s consolidated financial statements as of and for the three and six months periods ended June 30, 2004.

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